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                                 EXHIBIT 10(b)

                                 LEASE RENEWAL

        Effective October 1, 1996, the Indenture of Lease (the "Lease") dated October 1, 1984 between Robert Howard and Howtek, Inc. for the Premises located at 21 Park Avenue, Hudson, New Hampshire is renewed for a term of one (1) year, expiring September 30, 1997, at the base rent of $78,499.92 payable in twelve
(12) monthly installments of $6,541.66. All other terms and conditions of the Lease remain in effect.


Dated: October 1, 1996                          HOWTEK, INC.


                                                By: /s/ David R. Bothwell
                                                   ----------------------
                                                Title:

                                                /s/ Robert Howard
                                                -------------------------
                                                Robert Howard